UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       June 29, 2010

JACKSONVILLE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-49792	33-1002258
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1211 West Morton Avenue, Jacksonville, Illinois		62650
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:                               (217) 245-4111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The Special Meeting of Stockholders of Jacksonville Bancorp, Inc., a federal corporation (the “Company”) was held on June 29, 2010.

(b)
There were 1,920,817 shares of common stock of the Company eligible to be voted at the Special Meeting and 1,603,485 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the vote for each proposal were as follows:

1.	The approval of the Plan of Conversion and Reorganization.

For	Against	Abstain	Broker Non-Votes
1,599,950	68	3,467	-

2.
The approval of the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve the Plan of Conversion and Reorganization.

For	Against	Abstain	Broker Non-Votes
1,599,562	506	3,417	-

3A.
The approval of a provision in Jacksonville Bancorp, Inc.’s Articles of Incorporation requiring a super-majority vote to approve certain amendments to Jacksonville Bancorp, Inc.’s Articles of Incorporation.

For	Against	Abstain	Broker Non-Votes
1,587,839	12,078	3,568	-

3B.
The approval of a provision in Jacksonville Bancorp, Inc.’s Articles of Incorporation requiring a super-majority vote of stockholders to approve stockholder-proposed amendments to Jacksonville Bancorp, Inc.’s Bylaws.

For	Against	Abstain	Broker Non-Votes
1,587,440	12,478	3,567	-

3C.
The approval of a provision in Jacksonville Bancorp, Inc.’s Articles of Incorporation to limit the voting rights of shares beneficially owned in excess of 10% of Jacksonville Bancorp, Inc.’s outstanding voting stock.

For	Against	Abstain	Broker Non-Votes
1,587,689	12,078	3,718	-

(c)	Not applicable

Item 8.01                      Other Events

On July 6, 2010, the Company announced that Jacksonville Savings Bank depositors and the Company’s stockholders each approved the Plan of Conversion and Reorganization.  A copy of the press release is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(a)	No financial statements of businesses acquired are required.
(b)	No pro forma financial information is required.
(c)	Not applicable.
(d)	99.1 Press Release dated July 6, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

DATE: July 6, 2010	By: /s/ Diana S. Tone
Diana S. Tone
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated July 6, 2010